Exhibit 10.17

EXECUTION VERSION

FIFTH AMENDMENT AGREEMENT

Dated as of December 31, 2008

by and among

RESIDENTIAL FUNDING COMPANY, LLC,

as Borrower,

GMAC MORTGAGE, LLC,

as Borrower,

RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER

AFFILIATES OF THE BORROWERS PARTY HERETO,

as Guarantors or Obligors,

and

GMAC LLC,

as Initial Lender and as Lender Agent

This FIFTH AMENDMENT AGREEMENT (this “Agreement”) dated as of December 31, 2008 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and, together with RFC, each a “Borrower” and, collectively, the “Borrowers”), Residential Capital, LLC and the other Affiliates of the Borrowers party hereto as Guarantors (each, a “Guarantor”), the Affiliates of the Borrower party hereto as Obligors (each, an “Obligor”), and GMAC LLC, a Delaware limited liability company, in its capacity as Initial Lender and as agent for the Lenders (in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement dated as of June 4, 2008 among the Borrowers, the Guarantors, the Initial Lender, the Lender Agent, the various other parties signatory thereto as obligors and Wells Fargo Bank, N.A (as amended and modified by the deletion and joinder of parties prior to the date hereof and as otherwise amended through December 12, 2008, the “Loan Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to confirm certain understandings with respect to REO property, and to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the matters set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

MODIFICATIONS TO THE AFFECTED DOCUMENTS

SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a) Section 2.04 of the Loan Agreement is hereby amended by adding the following new clause at the end thereof:

“(h) Notwithstanding anything herein to the contrary and for the avoidance of doubt, it is understood and agreed that Collateral Value of Reinvestment REO

Property shall not be included in the Borrowing Base for purposes of determining whether the condition precedent to the making of a new Loan set forth in clause (c) of Schedule 5.02 of the Loan Agreement is satisfied.”

(b) Section 7.01(e) is hereby amended in its entirety to read as follows:

“(e) Legal Existence, etc. Such Obligor shall (i) preserve and maintain its legal existence and good standing and the legal existence and good standing of its Subsidiaries and; provided that an Obligor or its Subsidiaries may be dissolved in a Permitted Dissolution, (ii) preserve and maintain all of its rights, privileges, authorizations, approvals, licenses and franchises, except to the extent such failure to so preserve and maintain arises from a Permitted Dissolution or is not reasonably expected to have a Material Adverse Effect; and (iii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied (or, in the case of Obligors or Subsidiaries organized outside of the United States, in accordance with GAAP and/or applicable local accounting standards, consistently applied).”

(c) Section 7.01 of the Loan Agreement is hereby amended by inserting the following new clause at the end thereof:

“(x) Reinvestment REO Property. The Obligors will only designate Reinvestment REO Property as Reinvestment Collateral with respect to Net Cash Proceeds of Collateral Dispositions of Stage One Factored Advances.”

(d) Section 7.02(b) is hereby amended in by the addition of the following language at the end thereof:

“provided, however, if an entity is substantially dormant, then such entity may engage in any line of business activity other than the businesses in substantially the same fields of enterprise as are conducted on the date hereof by any Obligor or Subsidiary of an Obligor;”

(e) Section 7.02(d) is hereby amended in its entirety to read as follows:

“(d) change its name, organizational identification number, organizational structure or its state of incorporation, organization or formation unless it shall have given the Lender Agent at least thirty (30) days’ prior written notice thereof and unless, prior to any such change, it shall have filed, or caused to be filed, such financing statements or amendments and taken such further action as any Lender or the Lender Agent determines may be reasonably necessary to continue the perfection and priority of the Lender Agent’s interest (on behalf of the Lender Parties) in the Collateral, provided however that this Section 7.02(d) shall only apply to Obligors and issuers of notes, securities or other interests included in the Schedules to the Security Agreement;”

(f) Section 7.02 of the Loan Agreement is hereby amended by inserting the following new clause at the end thereof:

“(w) designate Reinvestment REO Property as Primary Collateral to the extent the aggregate Fair Value of such property would exceed the lesser of (i) $255,022,328, or (ii) the aggregate Net Cash Proceeds of State One Factored Advances that had not been reinvested as of December 31, 2008.”

(g) Section 8.01 of the Loan Agreement is hereby amended by inserting the following new clause at the end thereof:

“(n) The Obligors shall fail to satisfy the Fifth Amendment Post-Closing Requirements (as defined in the Fifth Amendment) in all material respects.”

SECTION 2.2 Amendments to Definitions. The following definitions in Schedule 1.01 to the Loan Agreement are hereby amended as follows:

(a) The definition of “Collateral Disposition” is hereby amended in its entirety to read as follows:

“Collateral Disposition” means any Transfer, provided that if any such transaction constitutes part of a series of related transactions, all of the transactions in such series shall constitute a single Transfer. Collateral Disposition shall not include: (a) the write-off or forgiveness of investments in the ordinary course of business; (b) any sale of MHF Assets in the ordinary course of business; (c) the collection of regularly scheduled payments of principal and interest on an Asset, (d) the foreclosure (or deed in lieu of foreclosure) of a Mortgage Loan, construction loan, mezzanine loan, working capital loan or commercial loan (other than an WestLB Program Loan prior to the WestLB Termination Date), provided that ownership of any resulting REO Property shall be transferred to a REO Owner or (in the case of construction loans or commercial loans which are BCG Assets) to a BCG REO Subsidiary as soon as reasonably practicable and shall become part of Primary Collateral (or Supporting Assets for Primary Collateral in the case of BCG Assets).

(b) Clause (a) of the definition of “Eligible Asset” is hereby amended in its entirety to read as follows:

“(a) such Asset (i) is a Conforming Loan, Jumbo Loan, Wet Loan, Second Lien Loan, HELOC Loan, High LTV Loan, Scratch and Dent Loan, (ii) is an Agency Asset, (iii) is a Financial Asset-Backed Security secured by Conforming Loans, Jumbo Loans, Wet Loans, Second Lien Loans, HELOC Loans, High LTV Loans, Scratch and Dent Loans or is an RMBS, CMBS, CDO or CLO, (iv) is an Equity Interest in a Financing SPV that holds Assets that consist of Conforming Loans, Jumbo Loans, Wet Loans, Second Lien Loans, HELOC Loans, High LTV Loans, Scratch and Dent Loans or RMBS, CMBS, CDOs or CLOs, (v) is an Equity Interest in a BCG REO Subsidiary or an WestLB Program Subsidiary, (vi) is an Equity Interest in REO Owner, MHFI, or a Subsidiary of MHFI, (vii) is an Incremental Advance; (viii) is an Equity Interest in a joint venture that was owned by BCG on the Closing Date or that was subsequently acquired by BCG pursuant to a workout of Primary Collateral; (ix) is a Servicing Corporate Advance, Servicing T&I Advance or Servicing P&I Advance; (x) is Reinvestment REO Property which has been transferred to an REO Owner or (xi) an increase in the aggregate outstanding principal balance of the English Notes in accordance with the terms of the English Security Documents.”

(c) Clause (b) of the definition of “Eligible Asset” is hereby amended in its entirety to read as follows:

“(b) such Asset is either (i) owned by a Borrower or Guarantor; (ii) owned by an Obligor and is an Incremental Advance or (iii) with respect to clause (a)(v) above is owned by an Obligor.”

(d) The definition of “Reinvestment Collateral” is hereby amended in its entirety to read as follows:

“Reinvestment Collateral” means (i) Eligible Assets acquired as Permitted Consideration for a Collateral Disposition, (ii) Servicing P&I Advances, Servicing Corporate Advances and Servicing T&I Advances arising under an Eligible Servicing Advances Agreement, (iii) Reinvestment REO Property, ownership of which has been transferred to an REO Owner and (iv) other Eligible Assets acquired with Net Cash Proceeds of a Collateral Disposition or otherwise designated by the Borrowers as new Primary Collateral or Supporting Assets to replace the assets subject to a Collateral Disposition, which Reinvestment Collateral shall be included in any Permanent Paydown Reports; provided that the failure to include such Reinvestment Collateral on any Permanent Paydown Report shall not relieve the Obligors of any of their obligations to treat assets acquired as Permitted Consideration for a Collateral Disposition or with Net Cash Proceeds of a Collateral Disposition as Primary Collateral or to comply with the provisions of the Facility Documents relating to Primary Collateral.

SECTION 2.3 New Definitions. Schedule 1.01 to the Loan Agreement is hereby amending by adding the following new definitions in the appropriate alphabetical location therein:

“BCG REO Subsidiaries” means (a) DOA Holdings; DOA Holdings NoteCo, LLC; DOA Properties I, LLC; DOA Properties II, LLC; DOA Properties III (Models), LLC; DOA Properties IV, LLC; DOA Properties V, LLC (Lots-CA); DOA Properties VII, LLC (Lots-NV); DOA Properties IX (Lots-Other), LLC; (b) any special purpose vehicle which (i) has been designated by the Borrowers and either approved in writing by the Lender Agent or is established with organizational documents in a form approved by the Lender Agent in writing, and (ii) is a subsidiary of DOA Holdings and (c) after the WestLB Termination Date, the WestLB Program Subsidiaries.

“DOA Holdings” means DOA Holdings Properties, LLC, a Delaware limited liability company.

“Fifth Amendment” means the Fifth Amendment Agreement, dated as of December 31, 2008, among the parties to this Agreement.

“MHFI” means GMAC Model Home Finance I, LLC, a Delaware limited liability company.

“Permitted Dissolution” means a dissolution and termination of the legal existence of (a) an Obligor with the prior written consent of the Lender Agent and (b) a Subsidiary of an Obligor which is not itself an Obligor which (i) does not have any material assets (other than assets transferred to an Obligor or a subsidiary of an Obligor or assets contractually required to be paid to third parties prior to dissolution) and (ii) does not own or have title to any Primary Collateral (other than Primary Collateral transferred to an Obligor).

“Reinvestment REO Property” means residential REO Property acquired as the result of foreclosure (or deed in lieu of foreclosure) of residential mortgage Assets which are not Primary Collateral.

“RFC Construction Funding” means RFC Construction Funding, LLC, a Delaware limited liability company.

“Servicing Advances” means Servicing T&I Advances, Servicing P&I Advances and Servicing Corporate Advances.

“Stage One Factored Advances” means Servicing Advances that constituted Primary Collateral and, prior to the Fourth Amendment Date, were the subject of a Collateral Disposition pursuant to an Approved Servicing Advance Factoring Agreement.

“WestLB Program” means the financing program established pursuant to that certain Eighth Amended and Restated Receivables Financing Agreement among RFC Construction Funding, RFC, as servicer, certain financial institutions and WestLB AG, as administrative agent, dated as of June 4, 2008.

“WestLB Program Subsidiary” means a special purpose vehicle which has (a) has been designated by the Borrowers and either approved in writing by the Lender Agent or is established with organizational documents in substantially the same form as the organizational documents for RC Properties VI, LLC or another form approved by the Lender Agent in writing and (b) is a subsidiary of RFC Construction Funding.

“WestLB Program Loan” means a construction or commercial loan which is an Excluded Asset and which is collateral under the WestLB Program.”

“WestLB Termination Date” means the date on which the WestLB Program is terminated, all obligations of the Obligors and their Subsidiaries are paid in full and all liens created under the WestLB Program are terminated.

SECTION 2.4 Amendment to Eligibility Criteria. Exhibit A to the Loan Agreement is hereby replaced with the Exhibit attached hereto as Exhibit A.

SECTION 2.5 Amendment to Collateral Value Calculation. Schedule 2.04 to the Loan Agreement is hereby amended as follows:

(a) by amending clause (m) contained therein in its entirety to read as follows:

“(m) 50% of the Value of BCG Assets (including, for the avoidance of doubt, BCG Assets consisting of REO Property) plus”

(b) by amending clause (s) contained therein in its entirety to read as follows:

“(s) 50% of the Value of REO Property (including Reinvestment REO Property only to the extent designated as Primary Collateral in accordance with Section 7.01(x) or Section 7.02(w)) owned by an REO Owner or Model Homes owned by MHFI or its Subsidiary, provided in each case that such ownership interest has been submitted for recordation in the applicable real estate records.”

SECTION 2.6 Amendment to Schedule of Bilateral Facilities. Schedule 7.01(t) to the Loan Agreement is hereby replaced with the Exhibit attached hereto as Exhibit B.

SECTION 2.7 Amendment to Schedule 7.01(g). Schedule 7.01(g) to the Loan Agreement is hereby amended by adding the following new phrase at the end of item 1 thereof:

“which report shall separately list Reinvestment REO Property included in the Primary Collateral and related Carrying Values, in detail satisfactory to the Lender Agent.”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the date hereof provided that the Lender Agent shall have, in form and substance satisfactory to them, received an original counterpart (or counterparts) of this Agreement executed by each of the parties hereto.

ARTICLE IV

POST-CLOSING REQUIREMENTS

SECTION 4.1. Post-Closing Requirements. The following items (the “Fifth Amendment Post-Closing Requirements”) shall be delivered to the Lender Agent on or before January 14, 2009:

(a) an original counterpart of an amendment to the Security Agreement, adding the pledge of the equity of the BCG Subsidiaries described in clause (c) below to the applicable Schedules to the Security Agreement and otherwise updating the schedules to the Security Agreement, which amendment shall be in form and substance satisfactory to the Lender Agent.

(b) such opinions of counsel as the Lender Agent shall reasonably request, which opinions shall be in form and substance satisfactory to the Lender Agent.

(c) evidence of the formation (including certificates of formation, executed limited liability company agreements or other organizational documents and certificates of good standing), in form and substance satisfactory to the Lender Agent, of the WestLB Program Subsidiaries and the BCG REO Subsidiaries formed prior to the date hereof.

ARTICLE V

RESERVATION OF RIGHTS, CONFIRMATION, ACKNOWLEDGEMENT,

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Notice. Each Obligor hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Facility Documents with respect to the execution of this Agreement.

SECTION 5.2 Clarification of WestLB Program Dispositions. The Obligors acknowledge and agree, for the avoidance of doubt, that prior to the WestLB Termination Date (a) transfers of REO Property resulting from foreclosures (or deed in lieu of foreclosure) on WestLB Program Loans to WestLB Program Subsidiaries constitute Collateral Dispositions, (b) no Net Cash Proceeds arise from such Collateral Dispositions due to (i) the liens on such property under the WestLB Program and (ii) the retention of the equity in the WestLB Program Subsidiaries by RFC Construction Financing, which equity constitutes Supporting Assets for Primary Collateral (i.e., the equity in RFC Construction Financing pledged by RFC) and (c) such retention of the equity in the WestLB Program Subsidiaries shall be Permitted Consideration for such Collateral Disposition and constitute Fair Value in connection with such Collateral Disposition.

SECTION 5.3 Reservation of Rights. The Obligors each hereby acknowledge and agree that none of this Agreement, the making of any loan under the Loan Agreement by GMAC LLC and GMAC LLC’s or the Lender Agent’s consent thereto either before or after the Effective Date shall constitute (w) an approval of the accuracy of all or any portion of any Borrower funding request or related certification, (x) a waiver or forbearance by GMAC LLC or the Lender Agent under any of the Facility Documents, (y) the acceptance by any Lender or the Lender Agent of any course of conduct by any Obligor or any other Person or (z) an agreement by GMAC LLC or the Lender Agent to amend any of the Facility Documents without all required approvals or related certification. The Obligors each hereby further acknowledge and agree that GMAC LLC and the Lender Agent reserve all rights, remedies and options under the Facility Documents to require either Borrower to satisfy in all respects the conditions relating to the making of any loan under the Facility Documents and each Obligor to perform all of its obligations under the Facility Documents which are then due and owing or are susceptible of performance, as the case may be.

SECTION 5.4 Confirmation of the Subject Documents. The Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor ratifies and reaffirms (a) its grant of a security interest in all the Collateral (as defined in the Loan Agreement) pledged by it, and represents, confirms and agrees that such security interest is a first priority perfected security interest (subject in the case of Collateral under the Loan Agreement to Approved Exceptions and Permitted Liens) securing all Obligations (as defined in the Loan Agreement) and (b) all of its other obligations under the Facility Documents executed and delivered by it.

SECTION 5.5 Representations and Warranties. By its signature hereto, each Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents (as amended hereby) are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date, and except for matters that have been disclosed to the Lender Agent in writing; it being understood that solely for the purpose of this Agreement and as of the date hereof, the Obligors shall not be required to make the representation and warranty set forth in Section 6.01(h) of the Loan Agreement.

(b) No Default has occurred and is continuing.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 6.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 6.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 6.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 6.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 6.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 6.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE, LLC, as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-1	Fifth Loan Agreement Amendment

GMAC LLC, as Lender Agent and as Initial Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Group Vice President and Treasurer

S-2	Fifth Loan Agreement Amendment

Acknowledged and Agreed:

RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-3	Fifth Loan Agreement Amendment

Acknowledged and Agreed:

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT I, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

S-4	Fifth Loan Agreement Amendment

DOA HOLDING PROPERTIES, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

RFC ASSET HOLDINGS II, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

EQUITY INVESTMENT IV, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

S-5	Fifth Loan Agreement Amendment

AMERILAND, LLC, as Obligor

By:	REG-PFH, LLC, its sole member

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

REG-PFH, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

HOME CONNECTS LENDING SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I VFN HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMACR MORTGAGE PRODUCTS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-6	Fifth Loan Agreement Amendment

DITECH, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CONSUMER SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE USA CORPORATION, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-7	Fifth Loan Agreement Amendment

RFC ASSET MANAGEMENT, LLC as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC SFJV-2002, LLC, as Obligor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RCSFJV2004, LLC, as Obligor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-8	Fifth Loan Agreement Amendment

Exhibit A to Fifth Amendment

EXHIBIT A

ELIGIBILITY REQUIREMENTS

Capitalized terms used in this Exhibit A have the meaning set forth in Schedule 1.01 to the Loan Agreement to which the Exhibit A is a part.

An Asset shall be deemed to satisfy the Eligibility Requirements if such Asset meets the following requirements, subject to the qualification that certain of such requirements (as Specified below) will not apply to Substitute Collateral; provided that the negative effect of any such exclusion shall be taken into account in determining the Fair Value of such Substitute Collateral:

(a) each related Contract constitutes a legal, valid and binding obligation of the related Payor, enforceable against the Payor in accordance with its terms and is not subject to any right of rescission, set-off, counterclaim or other defense of the related Payor (except as enforceability may be limited or defenses may arise by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’, mortgagees’ or lessors’ rights in general and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); provided however that this requirement shall not apply in the case of REO Property;

(b) each related Contract was originated and has been administered in accordance with Applicable Law (including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, warehousing and disclosure laws); provided however that this requirement shall not apply in the case of REO Property;

(c) each related Contract was originated by an Obligor or acquired by an Obligor in the ordinary course of business; provided however that this requirement shall not apply in the case of REO Property;

(d) each related Contract has been underwritten and serviced by an Obligor in accordance with the Credit and Collection Policies pursuant to (i) documentation acceptable to prudent lending institutions or investors, subject to Approved Exceptions and Permitted Liens in the case of Mortgage Loans, and (ii) origination practices that are customary for the origination of assets of such type as of the time such Asset was originated; provided however that this requirements will not apply to Substitute Collateral or REO Property;

(e) such Asset has been selected for inclusion in the Primary Collateral using no selection procedures adverse to the Secured Parties;

(f) such Asset is not a Defaulted Asset or a Credit Risk Asset; provided however that this requirement shall not apply in the case of Substitute Collateral or REO Property;

(g) the First Priority Collateral Agent acquired and has good title and a valid and perfected security interest in such Asset, free of any Lien (other than Permitted Liens); provided however that this requirement shall not apply in the case of REO Property;

(h) the obligations of the Payor under the related Contract are irrevocable, unconditional and non-cancelable; provided however that this requirement shall not apply in the case of REO Property;

(i) the related Contract is denominated and payable in Dollars by a Payor in the United States of America or (in the case of an increase in the aggregate outstanding balance of the English Notes) Pounds Sterling by the English SPV; provided that in the case of any such increase in the aggregate outstanding balance of the English Notes, the English SPV shall have acquired Eligible UK Assets with a Fair Value equal to or greater than the amount of such increase; provided further that this requirement shall not apply in the case of REO Property;

(j) the related Contract would be characterized as “chattel paper”, an “account”, an “instrument”, a “general intangible” or “investment property” under the UCC; provided however that this requirement shall not apply in the case of REO Property; and

(k) the pledge of the Asset or any interest therein by the relevant Obligor to the First Priority Collateral Agent does not require the consent of any Person that has not been obtained and does not otherwise violate the terms of any other agreement binding on the Obligors;

(l) such Asset is not subject to an offer of exchange or tender by its issuer or by any other Person for securities or any other type of consideration other than cash, and such Asset does not provide at any time over its life of the payment of any amounts due to be made by delivery of an equity security or mandatory conversion into an equity security; provided however that this requirement shall not apply in the case of REO Property;

(m) either (i) no payments of principal or interest on such security are subject to withholding taxes imposed by any jurisdiction or (ii) if any such payments are subject to withholding tax imposed by any jurisdiction, the obligor thereunder is required to make “gross-up” payments that cover the full amount of any such withholding tax on an after-tax basis; provided however that this requirement shall not apply in the case of REO Property;

(n) [Reserved];

(o) either (i) future advances are not required to be made by the holder of such Asset, or (ii) if future advances are required to be made, the Obligors have adequate means with which to make future advances;

(p) the related Payor with respect to such Asset is organized or incorporated under the laws of a country that does not impose foreign exchange restrictions effectively limiting the availability or use of U.S. Dollars to make scheduled payments of principal or interest on such Asset; provided however that this requirement shall not apply in the case of REO Property;

(q) such Asset requires the payment of a fixed amount of principal in cash no later than its stated maturity or termination date, and such Asset is not callable for less than its face amount; provided however that this requirement shall not apply in the case of REO Property;

(r) such Asset is not an operating lease or financing by a debtor-in-possession in an insolvency proceeding;

(s) the terms of such Asset have not been impaired, waived, altered or modified in any respect, except (i) in accordance with the Credit and Collection Policy with a view to maximizing the Value of such Asset or (ii) as required by Applicable Law; provided however that this requirement shall not apply in the case of REO Property;

(t) if such Asset is a Mortgage Loan, the related mortgage has not been satisfied, canceled, subordinated or rescinded and the related mortgage property has not been released from the lien of the mortgage;

(u) in the case of an Asset that is a Servicing P&I Advance, Servicing Corporate Advance or Servicing T&I Advance, the related Obligor reasonably believes that such advance is recoverable from the proceeds of the sale of the related real estate;

(v) in the case of an Asset that is a Servicing P&I Advance, Servicing Corporate Advance or Servicing T&I Advance, such Asset arises under an Eligible Servicing Advances Agreement; provided however that this requirement shall not apply in the case of Substitute Collateral;

(w) in the case of an Asset that is an Incremental Advance, the related Obligor reasonably believes that it is contractually obligated to make such advance or that such advance is necessary to maximize its recovery on the related collateral;

(x) in the case of an Asset that is an Equity Interest in a Subsidiary or joint venture that holds parcels of real estate, such Equity Interest shall be considered to be an Eligible Asset to the extent of the Value of parcels for which (i) an enforceable deed evidencing such Subsidiary’s or joint venture’s ownership interest in such parcel has been submitted for recording in the appropriate filing office, and (ii) such parcel is not subject to any Liens other than Permitted Liens;

(y) if such Asset represents the right to be paid by the VA or the FHA in respect of Servicing costs on an insured Mortgage Loan, such Mortgage Loan shall have been included in Primary Collateral; and

(z) is REO Property or supported by REO Property, (i) the related REO Owner, BCG REO Subsidiary or WestLB Program Subsidiary has good and marketable title to such REO Property, free of any Lien (other than Permitted Liens), (ii) if such REO was part of the Initial Collateral or acquired through the foreclosure of a Mortgage Loan which constituted Primary Collateral, the Collateral Value of such REO and any other Primary Collateral related thereto is calculated without double counting, (iii) the Obligors do not have actual knowledge that any such REO Property has suffered material uninsured damage due to hurricane, flood, tornado or other natural disaster or environmental hazard; it being understood that if any such damage is subsequently discovered, the Value of the REO Property will be reduced to reflect such damage, and (iv) such REO Property is located in the United States or a territory thereof.

(aa) such Asset is not an Excluded Asset.

For the avoidance of doubt, with respect to any REO Property, the related Contract shall be the Contract relating to the loan or financing pursuant to which such property was acquired through foreclosure or deed in lieu of foreclosure.

Exhibit B to Fifth Amendment

Schedule 7.01(t)

Bilateral Facilities